UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2019

CENTENE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd., St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 26, 2019, Centene Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Wellington Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub I”), Wellington Merger Sub II, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub II”), and WellCare Health Plans, Inc., a Delaware corporation (“WellCare”), providing for (i) the merger of Merger Sub I with and into WellCare (the “First Merger”), with WellCare continuing as the surviving corporation of the First Merger and a direct, wholly owned subsidiary of the Company (the “Surviving Corporation”), and (ii) immediately after the effective time of the First Merger (the “First Effective Time”), the merger of the Surviving Corporation with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II continuing as the surviving corporation of the Second Merger and a direct, wholly owned subsidiary of the Company. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement, at the First Effective Time, each share of common stock, par value $0.01 per share, of WellCare (the “WellCare Common Stock”) issued and outstanding immediately prior to the First Effective Time (other than any shares of WellCare Common Stock owned by WellCare, any shares of WellCare Common Stock owned by the Company, Merger Sub I, Merger Sub II, and any shares of WellCare Common Stock as to which appraisal rights have been properly exercised) will be automatically canceled and converted into the right to receive (i) 3.38 (such ratio, as may be adjusted, the “Exchange Ratio”) validly issued, fully paid and nonassessable shares of the common stock, par value $0.001 per share, of the Company (“Company Common Stock”) and (ii) $120.00 in cash, without interest (the “Per-Share Cash Amount” and, collectively, the “Merger Consideration”).

At the First Effective Time, each outstanding WellCare restricted stock unit (each, an “RSU”) that was granted in or prior to 2017 and each outstanding RSU held by a non-employee director (regardless of when granted), whether vested or unvested, will be cancelled and converted into the right to receive the Merger Consideration. Additionally, at the First Effective Time, each other outstanding RSU, whether vested or unvested, will be converted into a restricted stock unit relating to a number of shares of Company Common Stock equal to the number of shares of WellCare Common Stock subject to the RSU multiplied by the sum of (i) the Exchange Ratio, plus (ii) the quotient of the Per-Share Cash Amount divided by the volume weighted average sale price of Company Common Stock for the ten (10) full consecutive trading days ending on and including the business day prior to the First Effective Time (the “Stock Award Exchange Ratio”) and otherwise subject to the same terms and conditions (including the vesting schedule and termination-related vesting provisions) applicable immediately prior to the First Effective Time.

At the First Effective Time, each outstanding WellCare performance stock unit (“PSU”) that was granted in or prior to 2017, whether vested or unvested, will be cancelled and converted into the right to receive the Merger Consideration, with any outstanding performance criteria with respect to such PSUs measured at the First Effective Time based on actual performance through the First Effective Time. Further, at the First Effective Time, each other outstanding PSU, whether vested or unvested, will be converted into a restricted stock unit subject to the same terms and conditions (including the time-based vesting schedule and termination-related vesting provisions applicable immediately prior the First Effective Time, provided that the performance-based vesting conditions will no longer apply), and relating to a number of shares of Company Common Stock equal to the Stock Award Exchange Ratio multiplied by (i) for PSUs subject to total shareholder return performance criteria granted in 2018 or thereafter and for each other PSU granted in 2018, a number of shares of WellCare Common Stock determined based on actual performance through the First Effective Time and (ii) for each other PSU granted in 2019 or thereafter, a number of shares of WellCare Common Stock based on the achievement of the applicable performance metrics at the target level of performance.

In the Merger Agreement, the Company has agreed to take all actions necessary to (i) cause two individuals, jointly selected by the Company and WellCare, serving on the WellCare board of directors immediately prior to the First Effective Time, to be appointed as members of the Company board of directors and (ii) appoint one such director to the nominating and governance committee of the Company board of directors.

The consummation of the First Merger is subject to certain conditions, including the adoption of the Merger Agreement by WellCare’s stockholders, the approval of the issuance of the shares of Company Common Stock forming part of the Merger Consideration, as required by the listing standards of the New York Stock Exchange (the “Company Stock Issuance”), by the Company’s stockholders, the approval for listing on the New York Stock Exchange of the shares of the Company Common Stock to be issued in connection with the First Merger, the receipt of U.S. federal antitrust clearance and certain other required regulatory approvals, the absence of any law or order prohibiting the consummation of the Mergers or the Company Stock Issuance, the effectiveness of the registration statement on Form S-4 to be filed with the Securities and Exchange Commission (the “SEC”) by Company for the registration of the Company Stock Issuance under the Securities Act of 1933 (the “Securities Act”), the absence of a material adverse effect on the Company or WellCare, and other conditions customary for a transaction of this type.

The Company and WellCare each made customary representations, warranties and covenants in the Merger Agreement, including covenants by the Company and WellCare to conduct their respective businesses in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the First Merger.

The Merger Agreement contains restrictions on the Company’s and WellCare’s ability to solicit competing acquisition proposals, subject to certain exceptions designed to allow the respective boards of directors of WellCare and the Company to fulfill their fiduciary duties.

The Merger Agreement contains certain termination rights for both the Company and WellCare, including (a) if the Mergers are not consummated on or before the “outside date” of March 26, 2020 (subject to extension to August 26, 2020 under certain circumstances), (b) if the required approval of the WellCare stockholders or the Company stockholders is not obtained, (c) subject to compliance with certain terms of the Merger Agreement, in order to enter into a definitive agreement with respect to a superior proposal, (d) if the other party willfully breaches its nonsolicitation obligations in the Merger Agreement, (e) if the other party materially breaches its representations, warranties or covenants and fails to cure such breach, (f) if any law or order prohibiting the Mergers or the Company Stock Issuance has become final and non-appealable or (g) if the board of directors of the other party changes its recommendation.

In the event of a termination of the Merger Agreement under certain circumstances, the Company or WellCare may be required to pay a termination fee to the other as follows.

WellCare will be required to pay the Company (i) a termination fee of $507,658,910, which increases to $609,190,692 if such termination occurs after May 10, 2019, in connection with the acceptance by WellCare of a superior proposal or a change of recommendation related thereto, (ii) a termination fee of $640,431,240 if the board of directors of WellCare changes its recommendation in connection with an intervening event, (iii) a termination fee of $609,190,692 if WellCare willfully breaches its nonsolicitation obligations in the Merger Agreement or (iv) a termination fee of $171,823,016 if the required vote of WellCare’s stockholders is not obtained. In addition, if an acquisition proposal is made for WellCare, the Merger Agreement is later terminated under certain circumstances and within twelve months after termination WellCare enters into an agreement to sell more than 50% of its capital stock or assets, WellCare will be required to pay the Company a termination fee of $609,190,692 less any termination fee paid pursuant to clause (iv) above.

The Company will be required to pay WellCare (i) a termination fee of $756,826,826, which increases to $908,192,191 if such termination occurs after May 10, 2019, in connection with the acceptance by the Company of a superior proposal or a change of recommendation related thereto, (ii) a termination fee of $954,766,149 if the board of directors of the Company changes its recommendation in connection with an intervening event, (iii) a termination fee of $908,192,191 if the Company willfully breaches its nonsolicitation obligations in the Merger Agreement or (iv) a termination fee of $256,156,772 if the required vote of the Company’s stockholders is not obtained. In addition, if an acquisition proposal is made for the Company, the Merger Agreement is later terminated under certain circumstances and within twelve months after termination the Company enters into an agreement to sell more than 50% of its capital stock or assets, the Company will be required to pay WellCare a termination fee of $908,192,191 less any termination fee paid pursuant to clause (iv) above.

In the event the Merger Agreement is terminated (i) as a result of the failure of the Mergers to occur on or before the outside date (as it may be extended) due to the failure to achieve U.S. federal antitrust clearance or the other required regulatory approvals or (ii) as a result of a law or order prohibiting the Mergers or the Company Stock Issuance becoming final and non-appealable that relates to antitrust or other specified regulatory approvals, then, under certain circumstances, the Company will be required to pay WellCare a termination fee of $546,709,595.

In connection with the entry into the Merger Agreement, the Company has entered into a bridge financing commitment, dated March 26, 2019, with Barclays Bank PLC (“Barclays”), pursuant to which Barclays has committed to lend to the Company an amount up to $8,350,000,000 in the aggregate in the form of a senior unsecured bridge loan facility, subject to customary conditions as set forth therein.

The foregoing description of the Merger Agreement, the Mergers and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or WellCare. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement may be subject to important qualifications and limitations agreed to by the Company and WellCare in connection with the negotiated terms of the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. Further, the Merger Agreement should not be read alone but instead should be read in conjunction with the other information regarding the Merger Agreement, the Mergers, the Company, WellCare, their respective affiliates and their respective businesses that will be contained in, or incorporated by reference into, the registration statement on Form S-4 and the joint proxy statement included therein that will be filed with the SEC, as well as in the Forms 10-K, Forms 10-Q and other filings that the Company or WellCare may file with the SEC.

Item 7.01.	Other Events.

On March 27, 2019, the Company and WellCare issued a joint press release announcing their entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In addition, on March 27, 2019, the Company and WellCare held a conference call and made a simultaneous presentation to investors to discuss the announcement of the Merger Agreement. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

The information under this Item 7.01, along with Exhibit 99.1 and Exhibit 99.2 attached hereto, are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1 and Exhibit 99.2 attached hereto is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of March 26, 2019, by and among Centene Corporation, Wellington Merger Sub I, Inc., Wellington Merger Sub II, Inc. and WellCare Health Plans, Inc.*

99.1	Press Release, dated March 27, 2019

99.2	Investor Presentation, dated March 27, 2019

*	Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

Cautionary Statement on Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). We intend such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and Centene Corporation is including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about Centene’s future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of Centene’s proposed acquisition of WellCare Health Plans, Inc. (the “WellCare Transaction”), Centene’s recent acquisition (the “Fidelis Care Transaction”) of substantially all the assets of New York State Catholic Health Plan, Inc., d/b/a Fidelis Care New York (“Fidelis Care”), investments and the adequacy of Centene’s available cash resources.

These forward-looking statements reflect Centene’s current views with respect to future events and are based on numerous assumptions and assessments made by us in light of Centene’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors Centene believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause Centene’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.

All forward-looking statements included in this filing are based on information available to us on the date of this communication. Except as may be otherwise required by law, Centene undertakes no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this filing. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to, the following: (i) the risk that regulatory or other approvals required for the WellCare Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and Centene’s resources or otherwise have an adverse effect on Centene; (ii) the risk that Centene’s stockholders do not approve the issuance of shares of Centene common stock in the WellCare Transaction; (iii) the risk that WellCare’s stockholders do not adopt the merger agreement; (iv) the possibility that certain conditions to the consummation of the WellCare Transaction will not be satisfied or completed on a timely basis and accordingly the WellCare Transaction may not be consummated on a timely basis or at all; (v) uncertainty as to the expected financial performance of the combined company following completion of the WellCare Transaction; (vi) the possibility that the expected synergies and value creation from the WellCare Transaction will not be realized, or will not be realized within the expected time period; (vii) the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the WellCare Transaction; (viii) the risk that unexpected costs will be incurred in connection with the completion and/or integration of the WellCare Transaction or that the integration of WellCare will be more difficult or time consuming than expected; (ix) the risk that potential litigation in connection with the WellCare Transaction may affect the timing or occurrence of the WellCare Transaction or result in significant costs of defense, indemnification and liability; (x) a downgrade of the credit rating of Centene’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (xi) unexpected costs, charges or expenses resulting from the WellCare Transaction; (xii) the possibility that competing offers will be made to acquire WellCare; (xiii) the inability to retain key personnel; (xiv) disruption from the announcement, pendency and/or completion of the WellCare Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and (xv) the risk that, following the WellCare Transaction, the combined company may not be able to effectively manage its expanded operations.

Additional factors that may cause actual results to differ materially from projections, estimates, or other forward-looking statements include, but are not limited to, the following: (i) Centene’s ability to accurately predict and effectively manage health benefits and other operating expenses and reserves; (ii) competition; (iii) membership and revenue declines or unexpected trends; (iv) changes in healthcare practices, new technologies, and advances in medicine; (v) increased healthcare costs, (vi) changes in economic, political or market conditions; (vii) changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the Affordable Care Act (“ACA”), and any regulations enacted thereunder that may result from changing political conditions or judicial actions, including the ultimate outcome of the District Court decision in “Texas v. United States of America” regarding the constitutionality of the ACA; (viii) rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting Centene’s government businesses; (ix) Centene’s ability to adequately price products on federally facilitated and state-based Health Insurance Marketplaces; (x) tax matters; (xi) disasters or major epidemics; (xii) the outcome of legal and regulatory proceedings; (xiii) changes in expected contract start dates; (xiv) provider, state, federal and other contract changes and timing of regulatory approval of contracts; (xv) the expiration, suspension, or termination of Centene’s contracts with federal or state governments (including but not limited to Medicaid, Medicare, TRICARE or other customers); (xvi) the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; (xvii) challenges to Centene’s contract awards; (xviii) cyber-attacks or other privacy or data security incidents; (xix) the possibility that the expected synergies and value creation from acquired businesses, including, without limitation, the Fidelis Care Transaction, will not be realized, or will not be realized within the expected time period; (xx) the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions, including the Fidelis Care Transaction; (xxi) disruption caused by significant completed and pending acquisitions, including, among others, the Fidelis Care Transaction, making it more difficult to maintain business and operational relationships; (xxii) the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions, including, among others, the Fidelis Care Transaction; (xxiii) changes in expected closing dates, estimated purchase price and accretion for acquisitions; (xxiv) the risk that acquired businesses, including Fidelis Care, will not be integrated successfully; (xxv) the risk that, following the Fidelis Care Transaction, Centene may not be able to effectively manage its expanded operations; (xxvi) restrictions and limitations in connection with Centene’s indebtedness; (xxvii) Centene’s ability to maintain the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; (xxviii) availability of debt and equity financing, on terms that are favorable to us; (xxxix) inflation; and (xxx) foreign currency fluctuations.

This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect Centene’s business operations, financial condition and results of operations, in Centene’s filings with the Securities and Exchange Commission (the “SEC”), including Centene’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, Centene cannot give assurances with respect to Centene’s future performance, including without limitation Centene’s ability to maintain adequate premium levels or Centene’s ability to control its future medical and selling, general and administrative costs.

Important Additional Information and Where to Find It

In connection with the WellCare Transaction, Centene intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares of Centene’s common stock to be issued in the WellCare Transaction and a joint proxy statement for Centene’s and WellCare’s respective stockholders (the “Joint Proxy Statement”). Each of Centene and WellCare will send the Joint Proxy Statement to its stockholders and may file other documents regarding the WellCare Transaction with the SEC. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement or any other document that Centene or WellCare may send to their respective stockholders in connection with the WellCare Transaction. INVESTORS AND SECURITY HOLDERS OF CARDINAL AND WELLINGTON ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CARDINAL, WELLINGTON, THE WELLINGTON TRANSACTION AND RELATED MATTERS. Investors and security holders of Centene and WellCare will be able to obtain free copies of the Registration Statement, the Joint Proxy Statement and other documents (including any amendments or supplements thereto) containing important information about Centene and WellCare once those documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Centene and WellCare make available free of charge at www.centene.com and www.ir.wellcare.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants In The Solicitation

Centene, WellCare and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Centene and WellCare in connection with the WellCare Transaction.

Information about the directors and executive officers of Centene is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 19, 2019, its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on March 8, 2019, and on its website at www.centene.com.

Information about the directors and executive officers of WellCare is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 12, 2019, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 9, 2018, and on its website at www.ir.wellcare.com.

Investors may obtain additional information regarding the interest of such participants and a description of their direct and indirect interests, by security holdings or otherwise, by reading the Registration Statement, the Joint Proxy Statement and other materials to be filed with the SEC in connection with the WellCare Transaction when they become available. You may obtain these documents free of charge through the website maintained by the SEC at www.sec.gov and from the websites of Centene or WellCare as described above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Dated: March 27, 2019	By:	/s/ Jeffrey A. Schwaneke
		Name:	Jeffrey A. Schwaneke
		Title:	Executive Vice President, Chief Financial Officer and Treasurer